ING (U.S.) Capital Corporation
                         135 E. 57th Street
                         New York, New York

                            April 9, 1997


TO XCL-CHINA LTD. AND THE HOLDERS OF SENIOR NOTES
WHOSE SIGNATURES ARE SET OUT BELOW:

     Re: XCL-China Ltd.

Gentlemen:

     Reference is made to (a) the Guaranty of even date herewith (the "Guaranty") given by XCL-China Ltd. ("Guarantor") to ING (U.S.) Capital Corporation ("ING"), and (b) those certain promissory notes of even date herewith made by Guarantor to each of you in the aggregate amount of $3,100,000, in the form attached hereto. As used in this letter, "Senior Notes" means promissory notes in such form issued by Guarantor, on the date hereof or subsequently, to one or more of you in an aggregate principal amount not to exceed $6,200,000, and "Holder" means any of you who at any time is the holder of a Senior Note.

     In connection with other transactions of even date herewith which are described in the Guaranty or the Senior Notes, the Holders have requested that ING subordinate its claims under the Guaranty to the Senior Notes and ING has requested that the Holders give ING the right to purchase the Senior Notes at any time for a price equal to the unpaid principal amount thereof plus accrued and unpaid interest thereon. In consideration of their mutual obligations hereunder, ING and the undersigned Holders hereby agree as follows:

     1. Guaranty is Subordinated. The indebtedness and obligations of Guarantor to ING under the Guaranty are herein called the "Guarantor Liabilities". To the extent and in the manner hereinafter set forth in this letter, the Guarantor Liabilities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of the Senior Notes.

     2. Insolvency Proceedings. Upon any distribution of properties or assets of Guarantor or payment on behalf of Guarantor with respect to the Guarantor Liabilities in the event of any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement or composition of or with respect to Guarantor:

          (i) the Holders of Senior Notes shall be entitled to receive payment in full of such Senior Notes, or provision must be made for such payment in full, before ING is entitled to receive any direct or indirect payment or distribution of any kind or character, whether in cash, property or securities, on account of any Guarantor Liabilities or on account of the purchase or redemption or other acquisition of Guarantor Liabilities; and

          (ii) any direct or indirect payment or distribution of properties or assets of Guarantor of any kind or character, whether in cash, property or securities or by set-off or otherwise, to which ING would be entitled under the Guaranty but for the provisions of this letter shall be paid by Guarantor or by any liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Holders of Senior Notes or their representative or representatives, ratably according to the aggregate amounts remaining unpaid on account of the Senior Notes, to the extent necessary to make payment in full of all Senior Notes after giving effect to any concurrent payment or distribution to the Holders of such Senior Notes; and

          (iii) in the event that, notwithstanding the foregoing provisions of this letter, ING shall have received any payment or distribution with respect to any Guarantor Liability, whether in cash, property or securities or by set-off or otherwise, before all Senior Notes are paid or provided for in full, then and in such event such payment or distribution shall be received and held in trust for and shall be paid over or delivered forthwith to the Holders of all Senior Notes remaining unpaid or their representatives, ratably according to the aggregate amounts remaining unpaid on account of the Senior Notes, to the extent necessary to pay all Senior Notes in full, after giving effect to any concurrent payment or distribution to or for the Holders of Senior Notes.

     2.  Suspension of Payment When Senior Notes in Default.

          (i) Upon (1) the occurrence of any failure of Guarantor to pay punctually when due any amount (including, without limitation, principal or interest) payable with respect to any Senior Note (a "Payment Event of Default") and (2) receipt by ING of written notice of such occurrence, then no payment or distribution of any properties or assets of Guarantor of any kind or character shall be made by Guarantor on account of the Guarantor Liabilities or on account of the purchase or redemption or other acquisition of Guarantor Liabilities unless and until such Payment Event of Default shall have been cured or waived in writing or shall have ceased to exist or the Senior Notes shall have been paid in full or otherwise discharged.

           (ii) Upon (1) the occurrence of any other "Event of Default" as defined in the Senior Notes (a "Non-payment Event of Default") and (2) receipt by ING of written notice of such occurrence, then no payment or distribution of any properties or assets of Guarantor of any kind or character shall be made by Guarantor on account of any Guarantor Liabilities or on account of the purchase or redemption or other acquisition of Guarantor Liabilities for the period specified below (the "Payment Blockage Period"). The Payment Blockage Period will commence upon the date of receipt by ING of such notice (the "Payment Blockage Notice") from one or more of the Holders of Senior Notes and shall end on the earliest of (i) 179 days thereafter, or
     (ii) the date, as set forth in a written notice from the Holders of the Senior Notes (or their representative) to Guarantor or ING, on which such Non-payment Event of Default is cured, waived in writing or ceases to exist or the Senior Notes are paid in full. Not more than one Payment Blockage Period may be commenced during any period of 365 consecutive days. No Non-payment Event of Default that existed or was continuing on the date of delivery of any Payment Blockage
     Notice to ING will be, or can be, made the basis for the commencement of a subsequent Payment Blockage Period.

           (iii) If, notwithstanding the foregoing, Guarantor shall make any payment of any Guarantor Liability prohibited by the foregoing provisions of this subsection (c), then and in such event such payment shall be paid over and delivered forthwith to the Holders of the Senior Notes, ratably in accordance with the unpaid amounts thereof.

     3. Subrogation to Rights of Holders of Senior Notes. After the payment in full of all Senior Notes, ING shall be subrogated to the rights of the Holders of Senior Notes to receive payments and distributions of cash, property and securities applicable to Senior Notes. For purposes of such subrogation, no payments or distributions to the Holders of Senior Notes by or on behalf of Guarantor or by or on behalf of ING which otherwise would have been made to ING shall, as between Guarantor, its creditors other than Holders of Senior Notes, and ING, be deemed to be a payment or distribution by Guarantor to or on account of the Senior Notes.

      4. Provisions Solely to Define Relative Rights. The provisions of this letter are, and are intended solely, for the purpose of defining the relative rights of ING (as obligee of the Guarantor Liabilities) on the one hand and the Holders of Senior Notes on the other hand. Nothing contained in this letter or elsewhere in the Guaranty is intended to or shall (i) impair, as between Guarantor and ING, the obligation of Guarantor, which is absolute and unconditional, to pay the Guarantor Liabilities as and when the same shall become due and payable in accordance with their terms; or (ii) affect the relative rights of ING with respect to any creditors of Guarantor other than the Holders of Senior Notes; or (iii) prevent ING from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under this letter of the Holders of Senior Notes. Moreover, nothing in this letter is intended to or shall impair the rights of ING (1) under any documents other than the Guaranty or (2) with respect to any of the obligations of persons other than Guarantor which are guarantied by Guarantor under the Guaranty, it being understood and agreed that while the Guaranty is subordinated hereby such guarantied obligations are not subordinated in any way.

      5. No Waiver of Subordination Provisions. No right of any present or future Holder of any Senior Notes to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Guarantor or by any delay or omission by any such Holder to exercise its rights hereunder, or by any non-compliance by Guarantor with the terms of the Guaranty, regardless of any knowledge thereof which any such Holder may have or be otherwise charged with.

      6. Funding of Senior Notes. All Senior Notes will be sold by Guarantor and purchased by the Holders at par (i.e., the loans thereunder will equal the stated principal amount thereof). The purchase price of all Senior Notes will be wired directly by the Holders thereof to Apache Corporation (or one of its subsidiaries) and used to satisfy current obligations of Guarantor with respect to the Zhao Dong Block, Bohai Bay, China.

     7. Call On Senior Notes. Each Holder hereby agrees to sell to ING, upon written request therefor from time to time, any or all of its Senior Notes, for a cash price equal to the unpaid principal amount thereof plus all accrued and unpaid interest thereon. Each such sale shall be without recourse and without representation or warranty, express or implied, except for the representation that such Holder is the owner of such Senior Note free and clear of any liens, participation interests, assignments, or other burdens or encumbrances.

      8.   Successors  and Assigns.  This letter agreement  shall
inure  to the benefit of, and be binding upon, each party  hereto
and   his   or   its  respective  heirs,  legal  representatives,
successors and assigns.

      9. Miscellaneous. This letter agreement shall be governed by and construed under the laws of the State of New York. This letter agreement may be executed in multiple counterparts and by the separate parties hereto in separate counterparts, all of which shall constitute a single agreement. Execution counterparts hereof may be exchanged by facsimile, courier service, mail, or personal delivery.

      Please execute one or more counterparts of this letter to evidence your agreement to the foregoing.

                              Yours truly,

                              ING (U.S.) CAPITAL CORPORATION


                              By: __________________________
                                  Peter Clinton, Senior Vice President

AGREED TO as of the date
first written above:

XCL-CHINA LTD.

By: ________________________
     Name:
     Title:


____________________________   as Holder of $________________ in Senior Notes
Patrick A. Tesson


____________________________   as Holder of $________________ in Senior Notes


By:________________________
     Name:
     Title:


____________________________    as Holder of $________________ in Senior Notes


By:________________________
     Name:
     Title:


____________________________    as Holder of $________________ in Senior Notes


By:________________________
     Name:
     Title:


____________________________    as Holder of $________________ in Senior Notes


By:________________________
     Name:
     Title:


____________________________    as Holder of $________________ in Senior Notes


By:________________________
     Name:
     Title:


____________________________    as Holder of $________________ in Senior Notes


By:________________________
     Name:
     Title: